Exhibit 10.2

                  SECOND AMENDMENT TO CREDIT AGREEMENT


       THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 1, 2011, by and between SAN JOSE WATER COMPANY, a California corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                               RECITALS

       WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of May 27, 2010, as amended from time to time ("Credit Agreement").

       WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

       NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

       1. Section 1.1 (a) is hereby amended by deleting "Fifty Million Dollars ($50,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "Seventy-Five Million Dollars ($75,000,000.00)."

       2. Section 1.2 (a) is hereby deleted in its entirety, and the following substituted therefor:

       "(a) Interest. The outstanding principal balance of each credit subject hereto shall bear interest, and the amount of each drawing paid under the Standby Letter of Credit shall bear interest from the date such drawing is paid to the date such amount is fully repaid by Borrower, at the rate of interest set forth in each promissory note or other instrument or document executed in connection therewith."

       3.  The following is hereby added to the Credit Agreement as
Section 3.2 (c):

       "(c) Additional Letter of Credit Documentation. Prior to the issuance of each Letter of Credit, Bank shall have received a Letter of Credit Agreement, properly completed and duly executed by Borrower."

       4. Section 4.9 (b) is hereby deleted in its entirety, and the following substituted therefor:

       "(b) EBIT Coverage Ratio. EBIT Coverage Ratio not less than 1.75 to 1.0 as of each calendar quarter end, determined on a rolling 4-quarter basis, with "EBIT" defined as net profit before tax plus interest expense and with "EBIT Coverage Ratio" defined as EBIT divided by the aggregate of total interest expense."

       5. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

       6. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                               WELLS FARGO BANK,
SAN JOSE WATER COMPANY                         NATIONAL ASSOCIATION

By: /s/ W. Richard Roth                        By: /s/ Anthony White
    --------------------                           --------------------
    W. Richard Roth                            Anthony White
    President                                  Relationship Manager

By: /s/ James P. Lynch
    --------------------
    James P. Lynch
    Chief Financial Officer



















                 SECOND MODIFICATION TO PROMISSORY NOTE

       THIS MODIFICATION TO PROMISSORY NOTE (this "Modification") is entered into as of July 1, 2011, by and between SAN JOSE WATER COMPANY ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                   RECITALS

       WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Revolving Line of Credit Note in the maximum principal amount of $75,000,000.00, executed by Borrower and payable to the order of Bank, dated as of May 27, 2010 (the "Note"), which Note is subject to the terms and conditions of a loan agreement between Borrower and Bank dated as of May 27, 2010, as amended from time to time (the "Loan Agreement").

       WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Note, and have agreed to modify the Note to reflect said changes.

       NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be modified as follows:

       1. The maximum principal amount available under the Note is hereby modified to be Seventy-Five Million Dollars ($75,000,000.00).
       2. The effective date of the changes set forth herein shall be July 1, 2011.
       3. Except as expressly set forth herein, all terms and conditions of the Note remain in full force and effect, without waiver or modification. All terms defined in the Note or the Loan Agreement shall have the same meaning when used in this Modification. This Modification and the Note shall be read together, as one document.
       4. Borrower certifies that as of the date of this Modification there exists no Event of Default under the Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

       IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.

                                               WELLS FARGO BANK,
SAN JOSE WATER COMPANY                         NATIONAL ASSOCIATION
By: /s/ W. Richard Roth                        By: /s/ Anthony White
    --------------------                           --------------------
    W. Richard Roth                            Anthony White
    President                                  Relationship Manager

By: /s/ James P. Lynch
    --------------------
    James P. Lynch
    Chief Financial Officer